A signed original of this written statement required by section 906 has been provided to ESG Re Limited and will be retained by ESG Re Limited and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ESG Re Limited (the “Company”) on Form 10-Q for the period ended September 30, 2001 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Aodh O’Murchu, Controller and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Aodh O’Murchu
Aodh O’Murchu
Controller & Chief Accounting Officer
May 30, 2003